Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 39,055	$ 26,887
Receivables:
Notes receivable from participants	1,337	915
Total receivables	1,337	915
NET ASSETS AVAILABLE FOR BENEFITS	$ 40,392	$ 27,802